UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 04, 2021

DATA443 RISK MITIGATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30542	86-0914051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 J Morris Commons Lane, Suite 105

Morrisville, North Carolina 27560

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 919-858-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE.

On 09 August 2021 Data443 Risk Mitigation, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the execution of the LOI, as described in Item 8.01, below. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 8.01 OTHER EVENTS.

On 04 August 2021 the Company entered into a letter of intent with Centurion Holdings I, LLC to specifically identified assets (the “LOI”). The LOI, and the terms and conditions associated with the proposed transaction, is subject to confidentiality, with closing subject to final negotiation, due diligence, and industry standard closing conditions. The foregoing information is a summary of the LOI, and is not complete, and is qualified in its entirety by the full text of the LOI associated with the proposed transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following Exhibits are furnished with this Report:

Exhibit No.	Exhibit Description

99.1	Press Release issued by the Company on 09 August 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 09 August 2021	DATA443 RISK MITIGATION, INC.

	BY:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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